UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2020

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by Teladoc Health, Inc., a Delaware corporation (“Teladoc” or the “Company”), of the previously announced merger with Livongo Health, Inc., a Delaware corporation (“Livongo”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of August 5, 2020 (the “Merger Agreement”), by and among the Company, Tempranillo Merger Sub, Inc. (“Merger Sub”) and Livongo, on October 30, 2020 (the “Closing Date”), Merger Sub merged with and into Livongo, with Livongo surviving as a wholly-owned subsidiary of the Company (the “Merger”). As a result of the Merger, Livongo, along with its subsidiaries, became subsidiaries of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

On the Closing Date, Livongo, Teladoc and U.S. Bank National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of June 4, 2020 (the “Indenture”), between Livongo and the Trustee, relating to Livongo’s 0.875% Convertible Senior Notes due 2025 (the “Notes”). As of the date hereof, approximately $550.0 million aggregate principal amount of the Notes are outstanding.

As a result of the Merger, and pursuant to the First Supplemental Indenture, the Notes are no longer convertible into shares of common stock, par value $0.001 per share, of Livongo (“Livongo Common Stock”), and instead each $1,000 principal amount of Notes is convertible into a number of units of reference property (each, a “unit of Reference Property”) equal to the conversion rate then in effect, subject to the Company’s right to settle any conversion of Notes in units of Reference Property, cash or any combination thereof. A unit of Reference Property is comprised of (A) 0.5920 of a share of common stock, par value $0.001 per share, of Teladoc (“Teladoc Common Stock”) and (B) $4.24 in cash, without interest. Upon consummation of the Merger, the conversion rate of the Notes is 13.2329 units of Reference Property and, as a result of the payment of the Special Dividend (as defined below), the conversion rate of the Notes is expected to increase to 13.9400 units of Reference Property, effective immediately after the open of business on November 2, 2020. In addition, Teladoc has agreed to guarantee Livongo’s obligations under the Indenture and the Notes pursuant to the First Supplemental Indenture.

The foregoing description of the First Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed the Merger. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Livongo Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by any stockholder who properly demands and perfects his, her or its appraisal rights with respect to such shares and treasury shares held by Livongo) was converted into the right to receive (i) 0.5920 shares of Teladoc Common Stock (the “Stock Consideration”) and (ii) $4.24 in cash, without interest (together with the Stock Consideration, the “Merger Consideration”). In addition, prior to the Effective Time, Livongo’s board of directors declared a special cash dividend (the “Special Dividend”) equal to $7.09 per share of Livongo Common Stock, conditioned upon the closing of the Merger and the other transactions contemplated by the Merger Agreement. It is anticipated that the Special Dividend will be paid on or around November 3, 2020 to Livongo stockholders of record on the October 29, 2020 record date.

Pursuant to the Merger Agreement, as of the Effective Time, each outstanding option to purchase shares of Livongo Common Stock (“Livongo Stock Option”), whether vested or unvested, is being converted into an option to purchase a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo Stock Option immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (as defined below) (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), with an exercise price equal to the quotient of (x) the exercise price of such Livongo Stock Option and (y) the Equity Award Adjustment Ratio (rounded up to the nearest whole cent), in each case, subject to the same terms and conditions as were applicable to such Livongo Stock Option immediately prior to the Effective Time (including applicable vesting conditions).

Pursuant to the Merger Agreement, as of the Effective Time, each outstanding award of restricted Livongo Common Stock (“Livongo Restricted Stock”) is being converted into an award of a number of shares of restricted Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such award of Livongo Restricted Stock immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such award of Livongo Restricted Stock immediately prior to the Effective Time (including applicable vesting conditions).

Pursuant to the Merger Agreement, as of the Effective Time, each outstanding restricted stock unit award in respect of Livongo Common Stock that is subject solely to time vesting (“Livongo RSU”) is being converted into a number of restricted stock units with respect to a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo RSU award immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such Livongo RSU immediately prior to the Effective Time (including applicable vesting conditions).

Pursuant to the Merger Agreement, as of the Effective Time, each outstanding restricted stock unit award in respect of Livongo Common Stock that is subject to performance vesting conditions (“Livongo PSU”) is being converted, on the basis of assuming full achievement of all applicable performance goals, into a number of restricted stock units with respect to a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo PSU award immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such Livongo PSU immediately prior to the Effective Time; provided that any such converted Livongo PSU will continue to be subject to any time-based vesting terms applicable to the Livongo PSU prior to such conversion, but subject only to the continued service of the holder through each applicable vesting date and will not be subject to any performance goals or metrics following the Effective Time.

In addition, as of the Effective Time, each share of Livongo Common Stock that remained available for issuance (the “Residual Shares”) pursuant to the Livongo 2019 Equity Incentive Plan is being converted into shares of Teladoc Common Stock available for issuance determined by multiplying the number of Residual Shares by the Equity Award Adjustment Ratio.

For purposes of converting the Livongo equity awards, the “Equity Award Adjustment Ratio” means the quotient determined by dividing (i) the volume weighted average closing price of Livongo Common Stock on the four trading days ending on October 29, 2020, by (ii) the volume weighted average closing price of Teladoc Common Stock on the New York Stock Exchange on the four trading days beginning on October 29, 2020, the trading day prior to the Effective Time.

The conversion of the Livongo equity awards described above will be subject to such modifications, if any, as are required to cause the conversion to be made in a manner consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and, in the case of any Livongo Stock Option to which Sections 422 or 423 of the Code applies, the exercise price and the number of shares of Teladoc Common Stock purchasable pursuant to such option will be determined subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code.

In connection with the Merger, the Company paid approximately $432.1 million in cash and issued approximately 60.3 million shares of Teladoc Common Stock in aggregate as the Merger Consideration.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by, reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Teladoc’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2020, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Helen Darling and Michael Goldstein resigned from the Board of Directors of Teladoc (the “Board”), effective as of the Effective Time. The Board increased the size of the Board to thirteen members, and appointed Chris Bischoff, Karen L. Daniel, Sandra Fenwick, Hemant Taneja and Glen Tullman as directors of Teladoc, effective as of November 19, 2020. The Board has not yet determined on which committees each of Mr. Bischoff, Ms. Daniel, Ms. Fenwick, Mr. Taneja and Mr. Tullman will serve.

The appointments of Mr. Bischoff, Ms. Daniel, Ms. Fenwick, Mr. Taneja and Mr. Tullman were made pursuant to the requirements of the Merger Agreement but were not otherwise made pursuant to any arrangement or understanding between any of them and any other person, and none of them has entered into (or proposed to enter into) any transactions required to be reported under Item 404(a) of Regulation S-K. Mr. Bischoff, Ms. Daniel, Ms. Fenwick and Mr. Tullman will receive the standard annual Board compensation for non-employee directors for 2020 (pro-rated based on the effective date of their appointments), while Mr. Taneja will not receive any compensation for his service on the Board. Standard annual Board compensation for 2020 is described in Teladoc’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 14, 2020.

None of Mr. Bischoff, Ms. Daniel, Ms. Fenwick, Mr. Taneja and Mr. Tullman has any family relationship with Teladoc’s directors or executive officers or any persons nominated or chosen by Teladoc to be a director or executive officer. None of Mr. Bischoff, Ms. Daniel, Ms. Fenwick, Mr. Taneja and Mr. Tullman has entered into any other material plan, contract, arrangement or amendment in connection with his or her appointment to the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company filed the Certificate of Amendment (the “Certificate of Amendment”) to its Sixth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of shares of authorized shares of Teladoc Common Stock to 300,000,000 shares.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, Teladoc issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements generally include statements regarding the transaction between Teladoc and Livongo, including any statements regarding the anticipated adjustment to the conversion rate of the Notes, expected benefits of the transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the risk that the anticipated U.S. federal income tax treatment of the transaction is not obtained; litigation relating to the transaction that have been or could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s businesses; the effect of this communication on Teladoc’s stock price; transaction costs; Teladoc’s ability to achieve the benefits from the transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the SEC. These risks, as well as other risks associated with the transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Teladoc does not assume any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Livongo as of December 31, 2019 and 2018 and for the fiscal years ended December 31, 2019, 2018 and 2017 and the related notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Livongo as of and for the six months ended June 30, 2020 and the related notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the Merger, including the unaudited pro forma condensed combined balance sheet as of June 30, 2020 and the unaudited statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019, are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 5, 2020, by and among Livongo Health, Inc., Teladoc Health, Inc., and Tempranillo Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Teladoc Health, Inc.’s Current Report on Form 8-K, filed August 6, 2020).
3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of Teladoc Health, Inc., effective as of October 30, 2020.
4.1	First Supplemental Indenture, dated as of October 30, 2020, among Livongo Health, Inc., Teladoc Health, Inc. and U.S. Bank National Association, as trustee.
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Livongo Health, Inc.
99.1	Press Release issued by Teladoc Health, Inc., dated October 30, 2020.
99.2	Audited Consolidated Financial Statements as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017, and the related notes thereto (incorporated by reference to Livongo Health, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 24, 2020).
99.3	Unaudited Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2020, and the related notes thereto (incorporated by reference to Livongo Health, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed on August 10, 2020).
99.4	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2020 and for the six months ended June 30, 2020 and the year ended December 31, 2019 (incorporated by reference to Teladoc Health, Inc.’s Joint Proxy Statement/Prospectus, filed on September 15, 2020).
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2020	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: Chief Legal Officer